UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2025
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Kezar Life Sciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 650 822-5600
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC
Preferred Share Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Principal Accounting Officer
On March 27, 2025, Kezar Life Sciences, Inc. (the “Company”) appointed Pichi (Pattie) Chiang as the Company's principal accounting officer, effective April 1, 2025. Ms. Chiang assumes the appointment from Marc Belsky, who continues as the Company’s Chief Financial Officer and its principal financial officer.
Ms. Chiang, age 63, currently serves as the Company’s Senior Vice President, Corporate Controller. Prior to joining Kezar in May 2018, Ms. Chiang served as Corporate Controller for Achaogen, a publicly traded commercial-stage biopharmaceutical company, from 2011 to 2018. Prior to that, Ms. Chiang held multiple finance leadership positions at venture-backed companies in the life science and high-tech industries. Ms. Chiang started her career in public accounting at Price Waterhouse LLP and is a certified public accountant. Ms. Chiang received a BS degree in accounting from National Taiwan University.
No new compensatory arrangements will be entered into with Ms. Chiang in connection with her appointment as the Company’s principal accounting officer.
There are no arrangements or understandings between Ms. Chiang and any person other than with the Company pursuant to which she was appointed as principal accounting officer. There is no family relationship between Ms. Chiang and any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Ms. Chiang has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

Date:	April 1, 2025	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary